Exhibit 99.1

PRESS RELEASE
Fidelity National Financial, Inc. Reports Fourth Quarter 2008 EPS of ($0.01)
Jacksonville, Fla. — (February 4, 2009) — Fidelity National Financial, Inc. (NYSE:FNF), a leading provider of title insurance, specialty insurance, claims management services and information services, today reported operating results for the three-month and twelve-month periods ended December 31, 2008. These reported results include the impact of Commonwealth Land Title Insurance Company, Lawyers Title Insurance Corporation and United Capital Title Insurance Company from their acquisition date of December 22, 2008.

	Three Months	Three Months	Three Months
	Ended	Ended	Ended
	December 31,	December 31,	December 31,
	2008	2008*	2007
Total revenue	$1.02 billion	$978.8 million	$1.30 billion
Net earnings (loss)	$(1.7 million)	$1.2 million	$(44.9 million)
Net earnings (loss) per diluted share	$(0.01)	$0.01	$(0.21)
Cash flow from operations	$60.5 million	N/A	$37.4 million

*	This column represents the results for the three months ended December 31, 2008, excluding the impact of Commonwealth Land Title, Lawyers Title and United Capital Title from their acquisition date of December 22, 2008. Those operations contributed $46 million in revenue and a net loss of $2.8 million that have been excluded from the results in this column.

	Twelve Months Ended	Twelve Months Ended
	December 31, 2008	December 31, 2007
Total revenue	$4.33 billion	$5.52 billion
Net earnings (loss)	$(165.8 million)	$129.8 million
Net earnings (loss) per diluted share	$(0.79)	$0.59
Cash flow from operations	$4.6 million	$341.9 million
     The following are summary financial and operational results for the operating segments of FNF for the three-month and twelve-month periods ended December 31, 2008 and 2007:

     Fidelity National Title Group (“FNT”)

	Three Months Ended	Three Months Ended
	December 31, 2008	December 31, 2007
Total revenue	$898.6 million	$1.17 billion

Pre-tax earnings (loss)	$7.0 million	$(66.4 million)

Pre-tax margin	0.8%	N/A

	Twelve Months Ended	Twelve Months Ended
	December 31, 2008	December 31, 2007
Total revenue	$3.82 billion	$5.00 billion

Pre-tax earnings (loss)	$(214.3 million)	$183.5 million

Pre-tax margin	N/A	3.7%

Month**	Direct Orders Opened	Direct Orders Closed	Closing %
October 2008	122,700	89,300	73%

November 2008	101,400	66,800	66%

December 2008	204,100	89,100	44%

Fourth Quarter 2008	428,200	245,200	57%

Month	Direct Orders Opened	Direct Orders Closed	Closing %
October 2007	172,000	105,500	61%

November 2007	155,700	92,700	60%

December 2007	134,300	98,400	73%

Fourth Quarter 2007	462,000	296,600	64%

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In thousands)	Fee Per File
4th Quarter 2008**	13,800	8,000	$39,200	$4,900

4th Quarter 2007	17,100	11,200	$107,000	$9,500

**	The order count and commercial data do not include the impact of Commonwealth Land Title, Lawyers Title and United Capital Title from their acquisition date of December 22, 2008
     Specialty Insurance

	Three Months Ended	Three Months Ended
	December 31, 2008	December 31, 2007
Total revenue	$97.3 million	$92.9 million

Pre-tax earnings	$18.2 million	$3.4 million

Pre-tax margin	18.7%	3.7%

	Twelve Months Ended	Twelve Months Ended
	December 31, 2008	December 31, 2007
Total revenue	$383.3 million	$402.7 million

Pre-tax earnings	$35.0 million	$53.0 million

Pre-tax margin	9.1%	13.2%
     “We continued to operate in challenging markets during the fourth quarter as low order volumes in October and November caused us to continue to aggressively reduce expenses in our title operations,” said Chairman William P. Foley, II. “However, there were two positive events which occurred during the month of December that provide momentum and renewed optimism as we enter 2009.
     First, we closed on the acquisition of Commonwealth Land Title, Lawyers Title and United Capital Title on December 22, 2008. The acquisition of these underwriters makes FNF the nation’s largest title insurer by market share. We now have reserve for claim losses of more than $2.6 billion, which are approximately twice that of any other title company, reserves plus stockholders’ equity of approximately $5.4 billion and a cash and investment portfolio of more than $4.7 billion. In the first month since the acquisition, we have been very aggressive on reducing costs in those underwriters. Through the end of January, we have eliminated approximately 1,500 of the 5,500 employees that we inherited at closing, a reduction of approximately 27 percent of the existing workforce. We have also closed about 125 offices in the first month of ownership. In total, we have eliminated run-rate savings of approximately $180 million. We will continue to evaluate the cost structure of the acquired underwriters in the first quarter, but we believe the largest costs have been taken out in the first month of ownership.
     The second positive event was the significant increase in open order counts in the months of December and January. Absolute total open order counts more than doubled in December versus their November level, with per day open orders of 9,300 increasing by approximately 65 percent. January open order counts improved further from the significant December increase, as we opened approximately 14,200 orders per day in the month of January, more than a fifty percent increase over December. The significantly stronger order count levels and the acquisition of Commonwealth Land Title, Lawyers Title and United Capital Title both provide significant opportunities for our title business as we move into 2009.”
     Fidelity National Financial, Inc. (NYSE:FNF), is a leading provider of title insurance, specialty insurance, claims management services and information services. FNF is the nation’s largest title insurance company through its title insurance underwriters — Fidelity National Title, Chicago Title, Commonwealth Land Title, Lawyers Title, Ticor Title, Security Union Title and Alamo Title — that collectively issue more title insurance policies than any other title company in the United States. FNF also provides flood insurance, personal lines insurance and home warranty insurance through its specialty insurance business. FNF also is a leading provider of outsourced claims management services to large corporate and public sector entities through its minority-owned subsidiary, Sedgwick CMS. FNF is also a leading information services company in the human resource, retail and transportation markets through another minority-owned subsidiary, Ceridian Corporation. More information about FNF can be found at www.fnf.com.
     This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: the possibility that the increased volume of open orders will not continue; the possibility that the acquisition of Commonwealth Land Title, Lawyers Title and United Capital Title will have unforeseen negative effects, including if those companies have undisclosed liabilities, if we are not successful in retaining key producers or if we are not able to reach desired levels of cost savings; changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on operating subsidiaries as a source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.
SOURCE: Fidelity National Financial, Inc.

CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY OF EARNINGS
(In thousands, except per share amounts and order information)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2008	2007	2008	2007
	(Unaudited)		(Unaudited)
Direct title premiums	$227,896	$343,602	$1,140,266	$1,601,768
Agency title premiums	383,623	521,084	1,554,743	2,198,690

Total title premiums	611,519	864,686	2,695,009	3,800,458
Escrow, title-related and other fees	291,467	295,935	1,148,539	1,132,415

Total title and escrow	902,986	1,160,621	3,843,548	4,932,873

Specialty insurance	94,502	88,854	373,392	386,427
Interest and investment income	31,419	44,403	134,370	185,417
Realized gains and losses	(4,062)	6,009	(19,824)	18,458

Total revenue	1,024,845	1,299,887	4,331,486	5,523,175

Personnel costs	289,904	385,240	1,355,845	1,700,935
Other operating expenses	297,599	294,848	1,194,377	1,109,438
Agent commissions	306,352	399,875	1,218,044	1,698,215
Depreciation and amortization	34,449	37,198	141,128	130,092
Claim loss expense	82,808	240,381	630,404	653,876
Interest expense	14,416	17,747	65,351	54,941

Total expenses	1,025,528	1,375,289	4,605,149	5,347,497

Earnings (loss) before income taxes	(683)	(75,402)	(273,663)	175,678
Income tax expense	(5,529)	(34,665)	(117,675)	46,776

Earnings (loss) before equity investments and minority interest	4,846	(40,737)	(155,988)	128,902

Earnings (loss) from equity investments	(5,990)	(3,785)	(13,375)	835
Minority interest	513	415	(3,574)	(32)

Net earnings (loss)	$(1,657)	$(44,937)	$(165,789)	$129,769

Net earnings (loss) per share — basic	$(0.01)	$(0.21)	$(0.79)	$0.60

Net (loss) earnings per share — diluted	$(0.01)	$(0.21)	$(0.79)	$0.59

Weighted average shares — basic	209,283	212,363	209,974	216,583

Weighted average shares — diluted	209,283	212,363	209,974	219,989

Direct operations orders opened	428,200	462,000	1,860,400	2,259,800
Direct operations orders closed	245,200	296,600	1,121,200	1,434,800
Fee per file	$1,455	$1,693	$1,503	$1,635
Actual title claims paid	$50,331	$95,450	$278,162	$303,061

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

Three Months Ended			Specialty	Corporate
December 31, 2008	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$997,488	$872,614	$94,502	$30,372
Interest and investment income	31,419	28,978	2,662	(221)
Realized gains and losses	(4,062)	(2,975)	102	(1,189)

Total revenue	1,024,845	898,617	97,266	28,962

Personnel costs	289,904	266,865	10,775	12,264
Other operating expenses	297,599	238,279	37,088	22,232
Agent commissions	306,352	306,352	—	—
Depreciation and amortization	34,449	27,319	671	6,459
Claim loss expense	82,808	52,251	30,557	—
Interest expense	14,416	581	24	13,811

Total expenses	1,025,528	891,647	79,115	54,766

Earnings (loss) before income taxes	(683)	6,970	18,151	(25,804)
Income tax expense	(5,529)	(97)	3,915	(9,347)

Earnings (loss) before equity investments and minority interest	4,846	7,067	14,236	(16,457)
Earnings (loss) from equity investments	(5,990)	(1,910)	—	(4,080)
Minority interest	513	959	—	(446)

Net earnings (loss)	$(1,657)	$4,198	$14,236	$(20,091)

Open orders	428,200	428,200	—	—
Closed orders	245,200	245,200	—	—

Three Months Ended			Specialty	Corporate
December 31, 2007	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$1,249,475	$1,129,064	$88,854	$31,557
Interest and investment income	44,403	39,691	3,979	733
Realized gains and losses	6,009	2,934	26	3,049

Total revenue	1,299,887	1,171,689	92,859	35,339

Personnel costs	385,240	358,216	11,252	15,772
Other operating expenses	294,848	242,466	36,484	15,898
Agent commissions	399,875	399,875	—	—
Depreciation and amortization	37,198	33,545	1,623	2,030
Claim loss expense	240,381	200,588	39,793	—
Interest expense	17,747	3,382	281	14,084

Total expenses	1,375,289	1,238,072	89,433	47,784

Earnings (loss) before income taxes	(75,402)	(66,383)	3,426	(12,445)
Income tax expense	(34,665)	(30,925)	1,165	(4,905)

Earnings (loss) before equity investments and minority interest	(40,737)	(35,458)	2,261	(7,540)
Earnings from equity investments	(3,785)	520	—	(4,305)
Minority interest	415	1,534	—	(1,119)

Net earnings (loss)	$(44,937)	$(36,472)	$2,261	$(10,726)

Open orders	462,000	462,000	—	—
Closed orders	296,600	296,600	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

Twelve Months Ended			Specialty	Corporate
December 31, 2008	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$4,216,940	$3,729,259	$373,392	$114,289
Interest and investment income	134,370	120,157	12,929	1,284
Realized gains and losses	(19,824)	(30,498)	(3,007)	13,681

Total revenue	4,331,486	3,818,918	383,314	129,254

Personnel costs	1,355,845	1,253,563	45,228	57,054
Other operating expenses	1,194,377	950,006	158,269	86,102
Agent commissions	1,218,044	1,218,044	—	—
Depreciation and amortization	141,128	114,989	4,896	21,243
Claim loss expense	630,404	490,952	139,452	—
Interest expense	65,351	5,657	487	59,207

Total expenses	4,605,149	4,033,211	348,332	223,606

Earnings (loss) before income taxes	(273,663)	(214,293)	34,982	(94,352)
Income tax expense	(117,675)	(87,408)	11,658	(41,925)

Earnings (loss) before equity investments and minority interest	(155,988)	(126,885)	23,324	(52,427)
Earnings (loss) from equity investments	(13,375)	1,073	—	(14,448)
Minority interest	(3,574)	1,518	—	(5,092)

Net earnings (loss)	$(165,789)	$(127,330)	$23,324	$(61,783)

Open orders	1,860,400	1,860,400	—	—
Closed orders	1,121,200	1,121,200	—	—

Twelve Months Ended			Specialty	Corporate
December 31, 2007	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$5,319,300	$4,835,032	$386,427	$97,841
Interest and investment income	185,417	164,874	16,231	4,312
Realized gains and losses	18,458	5,080	23	13,355

Total revenue	5,523,175	5,004,986	402,681	115,508

Personnel costs	1,700,935	1,594,516	45,499	60,920
Other operating expenses	1,109,438	891,838	144,992	72,608
Agent commissions	1,698,215	1,698,085	—	130
Depreciation and amortization	130,092	120,223	6,046	3,823
Claim loss expense	653,876	502,250	151,626	—
Interest expense	54,941	14,597	1,478	38,866

Total expenses	5,347,497	4,821,509	349,641	176,347

Earnings (loss) before income taxes	175,678	183,477	53,040	(60,839)
Income tax expense	46,776	49,275	19,271	(21,770)

Earnings (loss) before equity investments and minority interest	128,902	134,202	33,769	(39,069)
Earnings from equity investments	835	2,467	—	(1,632)
Minority interest	(32)	2,889	—	(2,921)

Net earnings (loss)	$129,769	$133,780	$33,769	$(37,780)

Open orders	2,259,800	2,259,800	—	—
Closed orders	1,434,800	1,434,800	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In thousands, except per share amounts)

	December 31,	December 31,
	2008*	2007
	(unaudited)
Cash and investment portfolio	$4,705,227	$4,671,383
Goodwill	1,355,250	1,339,705
Title Plant	427,971	331,888
Total assets	8,257,116	7,587,853
Notes payable	1,350,849	1,167,739
Reserve for claim losses	2,607,180	1,419,910
Secured trust deposits	474,073	689,935
Total stockholders’ equity	2,816,842	3,244,088
Book value per share	13.11	15.23

*	Balance sheet amounts are preliminary and may change subject to the completion of the purchase accounting analysis for the acquisition of Commonwealth Land Title, Lawyers Title and United Capital Title
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